Exhibit 99.1

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Investor Presentation

February 2004

We Built this Bank for You!

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Forward Looking Statement

In addition to historical information, this presentation may contain forward-looking statements that involve risks and uncertainties, such as statements of the Company’s plans and expectations regarding efficiencies resulting from new programs and expansion activities, revenue growth, anticipated expenses, and other unknown outcomes.  The Company’s actual results could differ materially from management’s expectations.  Factors that could contribute to those differences include, but are not limited to, changes in regulations applicable to the Company’s business, successful implementation of the Company’s branch expansion strategy, its concentration in real estate lending, increased competition, changes in technology, particularly internet banking, impact of interest rates, possibility of economic recession or slow down (which could impact credit quality, adequacy of loan loss reserve and loan growth) and control by and dependency on key personnel, particularly Edwin F. Hale, Sr., Chairman of the Board of Directors and CEO of the Company.

About First Mariner

•                  First Mariner Bancorp was formed in 1995 and turned public in December 1996.  Since inception…

•                  Total assets have grown at an average annual growth rate of 42%, surpassing $1 billion.

•                  Bank branch offices total 23 with average deposits per branch exceeding $32.5 million.

•                  Mortgage branch offices total 12; origination volume exceeding $1.1 billion for the year ended December 31, 2003.

•                  Consumer Finance offices total 12, with over $22 million in loan receivables.

•                  Strong diversified loan growth with minimal losses.

•                  Strong Advertising and Marketing have resulted in significant growth in loans and deposits, and 94% name awareness in the market.

•                  Experienced, revenue focused management team assembled which has produced a compound annual growth in revenue of 60% and can support continued growth.

Market Area

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•                  1ST MARINER BANK BRANCHES

•                  1ST MARINER MORTGAGE OFFICES

•                  FINANCE MARYLAND/ FINANCE DELAWARE OFFICES

•                  The core market area for 1st Mariner Bank is the Baltimore Metropolitan area.  Market areas for 1st Mariner Mortgage and Finance Company operations are the Mid-Atlantic region.

•                  The Maryland market continues to be an attractive banking market.  Most economic data for the state are favorable compared to national economic statistics, and Maryland continues to enjoy high personal income levels, employment levels, and household formation.

A Growth Story

Asset Growth and Mix

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•                  42% compound growth rate since formation.

•                  All growth internally generated.

•                  Favorable earning asset mix.

•                  Recognized in July 2003 by Fortune Small Business Magazine as one of the fastest growing small public companies in the United States.

Largest Maryland – Based Banks

1.              Mercantile Bancshares, Inc - $13.7 billion

2.              Provident Bankshares - $5.2 billion

3.              Sandy Spring Bancorp - $2.3 billion

4.              1st Mariner Bancorp - $1.1 billion

5.              First United Corp - $1.1 billion

6.              Columbia Bancorp – $1.0 billion

(ranked by total assets as of December 31, 2003)

Stock Performance and Valuation

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Graph courtesy of SNL Interactive

Current Price (1/30/04):	$18.50

Shares Outstanding:	5,693,937

Average Daily Volume:	10,093

Market Cap ($M):	105.3

Price/ Book:	1.80	X

Price/ LTM Earnings:	21.00	X

Price/ 2004 Analyst Proj:	17.24	X

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Lines of Business

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Loan Unit Overview

Loan Growth and Mix

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•                  1st Mariner has successfully built four distinct lending units which provide above average returns, continued opportunity for growth, and diversification of risk.

•                  42% compound growth rate since formation.

•                  Average annual net charge-off rate of .12% for 1995 through 2003.

•                  Average loan yield in Q4 03 = 7.61% compared to peer average of 6.51% in Q3 03.

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Commercial Lending

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Commercial Lending Overview

•                  The commercial lending group is headed by George Mantakos (Age 62), who has 30+ years commercial lending experience in the Central Maryland Marketplace.  The unit is driven by five Senior Lenders averaging 23 years experience in the market.

•                  The unit focuses on middle market customers, capitalizing on the experience and relationships of the loan officers and disruption caused by acquisitions.

•                  Loan officers have no lending authority.  All commercial loans over $500,000 are approved by the Company’s loan committee which is structured to provide prompt credit decisions.

•                  The Company’s Board of Directors is comprised of prominent Baltimore business and community leaders who review loan pipelines and have input into perspective loans.

Commercial Loan Growth and Mix

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•                  88% of the commercial loan portfolio is collateralized by real estate.

•                  Less than 1% of commercial loans are unsecured.

•                  Approximately 95% of all commercial loans contain personal guarantees of the principals.

•                  Average commercial loan yield in Q4 03 = 6.73%.  Losses have averaged less than $100 thousand per year since 1996 (0.05% of average loans).

2004 Focus

•                  Continued focus on growth in outstandings, maintaining pricing discipline, and strong underwriting culture.

•                  Add one senior lender to support growth and attract new relationships.

•                  Add senior support staff in Credit Administration to support growth in outstandings and ensure continued strength of asset quality.

•                  Cross-sale focus on deposit and enhanced cash management services to fund growth and increase fee revenue.

•                  Create at least one new product line.

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Residential Lending

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Residential Lending Overview

•                  1st Mariner Mortgage (a division of 1st Mariner Bank) is headed by Brett Carter (age 42).  Mr. Carter has 18 years residential lending experience in the Central Maryland Market, and joined 1st Mariner in 1996.  Previous experience includes tenures with Citibank and PNC Mortgage.

•                  1st Mariner Mortgage offers a full array of 1st mortgage products for origination and sale into the secondary market as well as niche portfolio and residential constructions loans.  Sourcing of loans is primarily through retail loan production offices and referrals from bank branches.  Competitive advantages include strong name recognition in local markets, experienced loan officers, and a diverse product mix.

•                  VA Mortgage.com, formed in 1999, is an internet/ direct mail origination unit which targets the needs of current and retired military personnel.  VA Mortgage.com originated over $125 million in first mortgages in 2003.

•                  1st Mariner Mortgage is the largest Maryland-based originator of 1st Mortgages in the Baltimore area (source: Baltimore Business Journal).

Residential Mortgage Originations

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•                  Year end 2003 production was $1.141 billion, up 23% from $927 million for the same period of 2002.

•                  Refinance volume accounts for approximately 40% of 2003 total volume, and 30% of 2002 volume.

•                  Significant portion of mortgage expenses (60% of revenue) are variable which mitigates earnings exposure to changes in volume and/or interest rates.

Residential Loans-Growth and Mix

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•                  Residential Construction loans represent loans to individual borrowers for construction of residential properties.  Residential portfolio mortgages are largely comprised of ARM product.

•                  All residential loans retained in the Bank’s portfolio are approved by bank credit officers who are independent of origination function.

•                  Average portfolio yield Q4 03 = 7.75%.  Losses have averaged $75 thousand per year since 1996 (0.03% of average loans).

2004 Focus

•                  Capitalize on new sourcing strategies initiated over the past year to mitigate possible drop of refinance revenue.

•                  Expand revenue growth through synergies with appraisal and insurance services, title insurance, and construction inspection services.

•                  Identify opportunities for increased profitability at the branch and product level.

•                  Continue review of back office for efficiency opportunities and development of needed automation.

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Bank Consumer Lending Overview

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•                              1st Mariner Bank’s consumer lending unit is headed by Rod Baker (Age 56).  Mr. Baker has 36 years of consumer lending experience in the Central Maryland Market.

•                              The unit originates traditional consumer loans through the bank’s branch network, direct mail and advertising campaigns, and referrals for 2nd mortgages from the mortgage division.

•                              The unit enjoys competitive advantages derived from the Bank’s local identity, as well as strong advertising and name recognition, entrepreneurial product development, and synergies with 1st Mariner Mortgage.

Consumer Loan Growth

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•                              Principal product lines are home equity lines of credit and second mortgages.

•                              85% of all bank consumer loans are secured by real estate.  Just 2% are unsecured.

•                              Q4 03 yield = 5.21%.  Losses have averaged $78 thousand per year since inception, (excluding overdrafts), 0.03% of average loans.

2004 Focus

•                              Exploit growth opportunities for home equity lending in a slower 1st mortgage refinance market (IE: debt consolidation).

•                              Increase promotion of newly developed 2nd mortgage product.

•                              Successfully implement conversion of newly acquired application system to enhance turnaround times for credit decisions.

•                              Further enhance synergies with 1st Mariner Mortgage and Finance Company to identify sales opportunities for home equity and installment consumer loans.

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Consumer Lending - Overview

Finance Maryland and Finance

Delaware

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•                              Formed in July of 2002.

•                              Managed by the top six executives from the leading locally based finance company operating in the Central Maryland Market (Rose Shanis Financial Services).

•                              Finance Maryland sources small consumer loans through a traditional consumer finance platform:  The company originates loans through a network of 12 branch offices, direct mail campaigns, and the purchase of indirect loans from carefully underwritten dealers of consumer goods.

•                              Finance Maryland provides a significant additional source of revenue long ago abandoned by the banking industry, and can be a source for cross-sale opportunities for, retail banking products to its’ customers and commercial products to its’ dealers.

Finance Company Growth

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•                              Finance Maryland was profitable in its first full year of operations, and already serves over 10,000 customers.

•                              90% of current receivables are secured.

•                              2003 loan yield = 27.0%.  Net charge-offs since inception have totaled $713 thousand, (3.10% of average loans).

2004 Focus

•                              Continue build out of core market area and achieve average receivables per branch of $2.5 million.

•                              Develop Central Approval Center to support large volume retail vendors with evening and weekend credit facilities.

•                              Implement front-end application system to insure underwriting consistency and streamline approval process.

•                              Expand mortgage product offerings through partnerships with 1st Mariner Mortgage and 1st Mariner Bank consumer lending unit.

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Retail Banking Overview

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Bank Branching

•                              The Retail Banking unit consists of the Bank’s branch, ATM, electronic banking, and marketing functions.  The primary function is the deposit generation, transaction handling, customer service, and advertising and promotion.

•                              The unit is headed by Dennis Finnegan (Age 51).  Mr. Finnegan has 25+ years banking experience in various retail and private banking positions all in the Baltimore marketplace.

•                              Bank branches provide outlets for traditional bank checking, savings, and investment products.  The company employs a unique pricing strategy for deposit products which provides significant fee income while having very few service charges.

•                              1st Mariner emphasizes a true retail mentality, offering extended hours in bank branches, as well as Sunday hours in many locations.

Deposit Growth and Mix

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•                              42% compound growth rate since inception.

•                              Over 68,000 total deposit accounts.

•                              Strong, stable mix of core deposits – no brokered or purchased deposits.

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•                              Competitive money market product has produced significant growth.

•                              Cost of deposits Q4 03 = 2.08%.

•                              Fee income on deposit accounts in 2003 totaled $6.7 million.

Branch Maturation

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•                              Average deposits per branch has increased to over $32.5 million as of December 31, 2003.

•                              Average for all Maryland banks is $29.7 million as of June 30, 2002.

Remote Delivery

•                              1st Mariner has built an effective Automated Teller Network of more than 240 locations.  Approximately 200 locations are located via third party contracts in High’s Convenience, Mars Supermarkets, and K-Mart locations in and around the Bank’s core market.  This network has very little fixed expense to the Company, and provides a significant competitive advantage in the sales of checking account products.

•                              1st Mariner’s website (www.1stmarinerbank.com) provides full service internet banking.  The website was recognized by an independent study conducted by Sheshunoff Information, as one of the 10 best banking websites in the United States.

•                              1st Mariner also offers a full service extended hour call center and 24 hour, 7 day telephone banking system which receives 2,490 customer calls weekly.

2004 Focus

•                              Maintain deposit growth at levels to support asset generation.

•                              Aggressively seek out new opportunities for deposit growth (State and Municipal deposits; Hispanic/ Asian penetration).

•                              Continue marketing campaigns to reinforce specific product promotion and maintain name awareness.

•                              Grow commission income from non-deposit investment products to over $1 million.

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Summary

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Key Investment
Considerations

•                              Growth: Since our inception in 1995, 1st Mariner has established a proven ability to capitalize on the competitive forces in our marketplace, leading to significantly higher than average growth rates for loans, deposits, and assets.

•                              Established Infrastructure: A strategic and effective branch network, as well as core lending and support platforms has been established which can support a larger customer base and balance sheet.

•                              Asset Quality: Strong underwriting practices have resulted in solid asset quality ratios and net loan losses which outperform our peer banks over the past 8 years.

•                              Seasoned Management: Experienced management is in place with an entrepreneurial drive to capitalize on the rapid and dramatic industry consolidation that has taken place in our market.

•                              Attractive market: We operate in an attractive market with strong growth characteristics, good demographics, and visible market share upside derived from dissatisfaction with large, out-of-state competitors.

2004 Outlook

•                              2004 analyst projections are $1.04 to $1.10 earnings per share, which represents growth of 18 – 26%.

•                              Asset, loan, and deposit growth will continue to be a key factor in attaining earnings targets.

•                              Strong loan growth in Q4 2003 give us significant momentum as we move into 2004, and mitigate an anticipated decline in mortgage banking fee income.

•                              Two new branch locations are to be added in 2004.

•                              1st Mariner will continue to enjoy state tax benefits awarded in Q3 2003 from its growth and investment in its Baltimore City headquarters.

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Financial Statistics

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Earnings

Net Income

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Return on Average Equity

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Return on Average Assets

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Earnings Per Share

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Profitability

Net Interest Margin

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Non Interest Income to Average Assets

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Efficiency Ratio

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Net Overhead to Average Assets

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Asset Quality

Net Chargeoffs as a % of loans

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Allowance for Loan Loss to Total Loans

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Non Performing Loans to Total Loans

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Allowance to Non-Performing Assets

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Capital

Leverage Capital Ratio

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Tier 1 Capital Ratio

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Total Capital Ratio

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